SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:      June 14, 2004
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(408) 235-5500

Item 5. Other Events.
Item 9. Regulation FD Disclosure.
Item 7. Exhibits.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

     On June 14, 2004, Terayon Communication Systems, Inc. (the “Company”) issued a press release announcing the resignation of Douglas Sabella as Chief Operating Officer, effective July 16, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9. Regulation FD Disclosure.

     On June 14, 2004, Terayon Communication Systems, Inc. (the “Company”) issued a press release announcing that the Company will be demonstrating a broad range of data, video and voice solutions at the Society of Cable Television Engineers (SCTE) Cable-Tec Expo 2004, June 15-18, in Booth #2751. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7. Exhibits.

99.1	Press Release, dated as of June 14, 2004, Terayon Announces Resignation of Douglas Sabella, Chief Operating Officer.

99.2	Press Release, dated as of June 14, 2004, Terayon Demonstrates Triple-Play Solutions at SCTE Cable-Tec ExpoFLEXable Data, Video and Voice Offerings Maximize and Extend Cable Network Services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

By:	/s/ Edward Lopez

Edward Lopez
Senior Vice President, General Counsel and Human Resources

Date: June 16, 2004

INDEX OF EXHIBITS

99.1	Press Release, dated as of June 14, 2004, Terayon Announces Resignation of Douglas Sabella, Chief Operating Officer.

99.2	Press Release, dated as of June 14, 2004, Terayon Demonstrates Triple-Play Solutions at SCTE Cable-Tec ExpoFLEXable Data, Video and Voice Offerings Maximize and Extend Cable Network Services.